UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 17, 2006

ImageWare Systems, Inc.

(Exact name of registrant as specified in its charter)

California	001-15757	33-0224167
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10883 Thornmint Road, San Diego, CA		92127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(858) 673-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1                               Registrant’s Business and Operations

Item 1.01.                                          Entry into a Material Definitive Agreement.

On March 17, 2006, we closed a loan in the aggregate amount of $1,550,000. As a condition to the loan, we entered into a Security Agreement in favor of Little Bear Investments, LLC, as agent for the lenders, effective on the closing date. We granted a security interest in all of our goods and equipment, inventory, contract rights and general intangibles, accounts or other obligations owing to our company, and cash, deposit accounts and other investment property, now or hereafter acquired by our company, to secure the full payment of the loan. The loan was further guaranteed by our subsidiaries, I.W. Systems Canada Company-ULC, and ImageWare Systems ID Group, Inc.

The information contained in Item 2.03 of this report is hereby incorporated by reference. The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the actual Security Agreement, which is filed as exhibits to this report and is incorporated herein by reference.

SECTION 2                               FINANCIAL INFORMATION

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this report is hereby incorporated by reference. Our obligation to repay the loan arises from a series of Secured Promissory Notes in the aggregate principal amount of $1,550,000. Interest of 8% per year is due quarterly. All principal becomes due in one year or earlier upon the occurrence of any of the following events:

(a) Upon receipt of payments received by our company in connection with contracts with Grupo Inffinix and Argus Solutions or any affiliate thereof, or any extension, renewal or amendment of such contracts; or

(b) Upon receipt of payments made against any new contract signed by our company which contract amount is in excess of $1,500,000; or

(c) Upon our sale of equity or equity-linked securities; or

(d) Upon our issuance of any type of debt instruments, including lines of credit.

Otherwise, we are permitted to prepay the notes or any portion thereof at any time upon 5-days advance notice.

SECTION 9                             FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                  Exhibits

10.1                           Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGEWARE SYSTEMS, INC.,
a California corporation

Date: March 23, 2006	By :	/s/ Wayne G. Wetherell
Wayne G. Wetherell,
Chief Financial Officer